                                 LOOMIS SAYLES
                             SHORT-TERM BOND FUND

                                 ANNUAL REPORT

                              SEPTEMBER 30, 2001



               One Financial Center, Boston, Massachusetts 02111
                               800 . 633 . 3330

FUND AND MANAGER REVIEW

[PHOTO]   Loomis Sayles Short-Term Bond Fund

          Key Fund Facts
JOHN HYLL
          Objective| High total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value

          Strategy| Invests in investment grade fixed income securities, although up to 20% may be invested in non-convertible preferred stocks

Fund Inception Date| 8/3/92

Commencement Of Operations Of Class| Institutional: 8/3/92

Expense Ratio| Institutional: 0.50%

Total Net Assets| $9.5 Million
---------------------------------------------------------

Performance
For the one-year period ended September 30, 2001, the Institutional Class of the Short-Term Bond Fund returned 6.74%, compared to the 10.75% return for the Fund's benchmark, the Lehman Brothers 1-3 Year Government/Credit Index. The total return for the Lipper Short Investment-Grade Debt Funds Average posted a total return of 9.38% for the same period.

Portfolio Review
The Federal Reserve's aggressive easing policy, which resulted in eight interest rate cuts during the fiscal year, led to an overall positive environment for bonds--particularly those with short and intermediate-term maturities. But, continued economic weakness and growing earnings concerns caused lower-quality bonds to under-perform higher-quality issues.

The Fund's underperformance for the one-year period was due to the events following the September 11 terrorist attacks. Weak bond prices, especially in the high-yield sector, and the need to liquidate a significant amount of the Fund to cover withdrawals resulted in poor performance for the third calendar quarter of 2001 and the entire 12-month period ended September 30, 2001.

Portfolio Positioning
The Fund is scheduled to close on October 31, 2001. As such, our current strategy involves liquidating securities in order to facilitate withdrawals and the closing of the Fund.

/s/ John Hyll
John  Hyll




                                    [Graphic]
LOOMIS SAYLES SHORT-TERM BOND FUND

                        AVERAGE ANNUAL RETURNS-PERIODS ENDED SEPTEMBER 30, 2001

------------------------------------------------------------------------------------------
                                                                                SINCE
                                                      1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
------------------------------------------------------------------------------------------
LOOMIS SAYLES SHORT-TERM BOND FUND (INSTITUTIONAL)     6.74%  4.86%   6.14%     5.81%
Lipper Short Investment Grade Debt Funds Index/(b)/    9.60%  6.07%   6.40%     5.90%
Lehman Brothers 1-3 Year Government/Credit Index/(c)/ 10.75%  6.65%   6.95%     6.19%

                                      CUMULATIVE PERFORMANCE--8/3/92 to 9/30/01
                                    [CHART]

                  Loomis Sayles   Lipper Short         Lehman Brothers
                  Short-Term      Investment Grade     1-3 Year Government/
                  Bond Fund       Debt Funds Index     Credit Index
8/3/1992            10,000            10,000                10,000
09/30/1992          10,038            10,070                10,081
10/31/1992          10,142            10,136                10,177
11/30/1992          10,058            10,080                10,116
12/31/1992          10,022            10,094                10,102
01/31/1993          10,090            10,171                10,197
02/28/1993          10,220            10,290                10,306
03/31/1993          10,373            10,401                10,390
04/30/1993          10,417            10,452                10,423
05/31/1993          10,482            10,507                10,489
06/30/1993          10,483            10,527                10,465
07/31/1993          10,559            10,617                10,544
08/31/1993          10,582            10,677                10,569
09/30/1993          10,679            10,773                10,657
10/31/1993          10,709            10,809                10,692
11/30/1993          10,762            10,863                10,716
12/31/1993          10,761            10,868                10,719
01/31/1994          10,792            10,938                10,763
02/28/1994          10,867            11,010                10,832
03/31/1994          10,800            10,948                10,766
04/30/1994          10,743            10,865                10,710
05/31/1994          10,710            10,823                10,669
06/30/1994          10,727            10,835                10,684
07/31/1994          10,770            10,844                10,712
08/31/1994          10,881            10,906                10,810
09/30/1994          10,936            10,964                10,846
10/31/1994          10,926            10,949                10,823
11/30/1994          10,957            10,967                10,847
12/31/1994          10,968            10,948                10,802
01/31/1995          10,984            10,922                10,822
02/28/1995          11,106            11,034                10,971
03/31/1995          11,264            11,164                11,122
04/30/1995          11,341            11,226                11,185
05/31/1995          11,427            11,322                11,286
06/30/1995          11,619            11,529                11,476
07/31/1995          11,694            11,600                11,546
08/31/1995          11,710            11,637                11,592
09/30/1995          11,797            11,715                11,663
10/31/1995          11,858            11,771                11,720
11/30/1995          11,944            11,882                11,818
12/31/1995          12,067            11,983                11,919
01/31/1996          12,149            12,066                12,010
02/29/1996          12,279            12,174                12,112
03/31/1996          12,196            12,130                12,066
04/30/1996          12,163            12,076                12,057
05/31/1996          12,168            12,084                12,070
06/30/1996          12,139            12,109                12,098
07/31/1996          12,262            12,196                12,186
08/31/1996          12,284            12,246                12,233
09/30/1996          12,306            12,289                12,278
10/31/1996          12,456            12,407                12,391
11/30/1996          12,621            12,540                12,393
12/31/1996          12,748            12,644                12,625
01/31/1997          12,718            12,650                12,627
02/28/1997          12,771            12,714                12,688
03/31/1997          12,811            12,757                12,719
04/30/1997          12,773            12,744                12,709
05/31/1997          12,881            12,846                12,814
06/30/1997          12,977            12,932                12,903
07/31/1997          13,085            13,022                12,993
08/31/1997          13,271            13,170                13,137
09/30/1997          13,259            13,180                13,150
10/31/1997          13,395            13,283                13,248
11/30/1997          13,506            13,365                13,346
12/31/1997          13,552            13,398                13,380
01/31/1998          13,626            13,478                13,468
02/28/1998          13,794            13,595                13,598
03/31/1998          13,789            13,613                13,609
04/30/1998          13,844            13,669                13,662
05/31/1998          13,898            13,733                13,730
06/30/1998          13,982            13,807                13,804
07/31/1998          14,065            13,869                13,876
08/31/1998          14,120            13,930                13,940
09/30/1998          14,278            14,025                14,101
10/31/1998          14,551            14,173                14,290
11/30/1998          14,460            14,154                14,352
12/31/1998          14,486            14,191                14,350
01/31/1999          14,534            14,252                14,405
02/28/1999          14,579            14,324                14,467
03/31/1999          14,414            14,277                14,406
04/30/1999          14,554            14,388                14,508
05/31/1999          14,633            14,440                14,557
06/30/1999          14,578            14,420                14,545
07/31/1999          14,627            14,448                14,589
08/31/1999          14,646            14,464                14,630
09/30/1999          14,681            14,492                14,669
10/31/1999          14,809            14,588                14,768
11/30/1999          14,839            14,620                14,811
12/31/1999          14,901            14,668                14,844
1/31/2000           14,823            14,699                14,859
2/29/2000           14,887            14,706                14,859
3/31/2000           15,018            14,801                14,962
04/30/2000          15,087            14,877                15,047
05/31/2000          15,056            14,881                15,076
06/30/2000          15,059            14,934                15,131
07/31/2000          15,292            15,099                15,297
08/31/2000          15,471            15,192                15,402
09/30/2000          15,571            15,303                15,524
10/31/2000          15,720            15,433                15,652
11/30/2000          15,592            15,479                15,722
12/31/2000          15,664            15,619                15,868
1/31/2001           15,851            15,785                16,060
2/28/2001           16,208            16,010                16,287
3/31/2001           16,259            16,121                16,403
4/30/2001           16,349            16,238                16,537
5/31/2001           16,423            16,277                16,589
6/30/2001           16,635            16,377                16,691
7/31/2001           16,638            16,445                16,755
8/31/2001           16,881            16,647                16,966
9/30/2001           17,028            16,755                17,081
                    16,779            16,915                17,335


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the fund.

Note: Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

/(a)/Inception date of the Institutional Class of shares is August 3, 1992.
   Since Lipper Short Investment Grade Debt Funds Index and Lehman Brothers 1-3 Year Government/Credit Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (July 31, 1992).
/(b)/The Lipper Short Investment Grade Debt Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the short investment grade debt funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
/(c)/Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of fixed rate debt issues rated investment grade or higher. All issues have at least one year to three years to maturity and an outstanding par value of at least $100 million for U.S. government issues. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

Loomis Sayles Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS--AS OF SEPTEMBER 30, 2001

                                                                Face
                                                              Amount      Value +
----------------------------------------------------------------------------------
BONDS AND NOTES - 33.5% of net assets

AIRLINES--3.1%
 Northwest Airlines Corp., 8.375%, 3/15/04                  $400,000 $    296,000
                                                                     ------------

LODGING & HOTEL--5.5%
 HMH Properties, Inc., Series A, 7.875%, 8/01/05             600,000      522,000
                                                                     ------------

MANUFACTURING--8.6%
 FMC Corp., 7.125%, 11/25/02                                 800,000      826,287
                                                                     ------------

TELECOMMUNICATIONS--10.1%
 Philippine Long Distance Telephone Co., 10.625%, 6/02/04    980,000      960,400
                                                                     ------------

UTILITIES--6.2%
 AES Corp., 8.750%, 12/15/02                                 600,000      588,000
                                                                     ------------
 TOTAL BONDS AND NOTES
  (Identified Cost $3,331,332)                                          3,192,687
                                                                     ------------
TOTAL INVESTMENTS--33.5%
 (IDENTIFIED COST $3,331,332)@                                          3,192,687
 Cash and Other Assets, Less Liabilities--66.5%                         6,349,091
                                                                     ------------
NET ASSETS--100%                                                     $  9,541,778
                                                                     ============

+  See Note 1.
@ At September 30, 2001, the net unrealized depreciation on investments based on cost of $3,331,332 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $26,330 and $164,975, respectively, resulting in net unrealized depreciation of $138,645.

                See accompanying notes to financial statements.



                                    [Graphic]
LOOMIS SAYLES SHORT-TERM BOND FUND

Statement of Assets and Liabilities
SEPTEMBER 30, 2001

Assets
  Investments at value                                                $ 3,192,687
  Cash                                                                  6,340,031
  Receivable for:
   Securities sold                                                            700
   Dividends and interest                                                  73,416
  Due from the adviser                                                      2,160
                                                                      -----------
                                                                        9,608,994
                                                                      -----------
Liabilities
  Payable for:
   Fund shares redeemed                                                    16,882
   Dividends declared                                                       2,239
  Accrued expenses:
   Management fees                                                          2,755
   Trustees' fees                                                           1,500
   Administrative fees                                                      2,247
  Other                                                                    41,593
                                                                      -----------
                                                                           67,216
                                                                      -----------
Net Assets                                                            $ 9,541,778
                                                                      ===========
  Net Assets consist of:
  Capital paid in                                                     $10,877,421
  Undistributed (or Distribution in excess of) net investment income       19,329
  Accumulated net realized gain (loss)                                 (1,216,327)
  Unrealized appreciation (depreciation) on Investments                  (138,645)
                                                                      -----------
Net Assets                                                            $ 9,541,778
                                                                      ===========
Institutional Class
  Net assets                                                          $ 9,541,778
  Shares of beneficial interest outstanding, no par value               1,022,819
  Net asset value and redemption price                                $      9.33
Identified cost of investments                                        $ 3,331,332

                See accompanying notes to financial statements.

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Investment Income
  Interest                                                                             $1,928,207
                                                                                       ----------
  Expenses
   Management fees                                                                         59,141
   12b-1 fees (Retail Class)                                                                  542
   Trustees' fees and expenses                                                              7,047
   Administrative fees                                                                     19,737
   Custodian and accounting fees                                                           52,859
   Transfer Agent fees (Institutional Class)                                               24,623
   Transfer Agent fees (Retail Class)                                                       3,983
   Audit and tax services fees                                                             24,746
   Registration fees                                                                       16,103
   Printing fees                                                                            6,038
   Legal fees                                                                               8,200
   Other expenses                                                                           7,771
                                                                                       ----------
   Total expenses                                                                         230,790
   Less expenses waived and reimbursed by the investment adviser (Note 3)                (111,982)
                                                                                       ----------
  Net expenses                                                                            118,808
                                                                                       ----------
  Net investment income                                                                 1,809,399
                                                                                       ----------
Net Realized Gain (Loss) on:
  Investments                                                                            (196,131)
                                                                                       ----------
Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                                             164,771
                                                                                       ----------
  Total net realized gain (loss) and change in unrealized appreciation (depreciation)     (31,360)
                                                                                       ----------
Net Increase (Decrease) in Net Assets from Operations                                  $1,778,039
                                                                                       ==========

                See accompanying notes to financial statements.



                                    [Graphic]
LOOMIS SAYLES SHORT-TERM BOND FUND

Statements of Changes in Net Assets
SHORT-TERM BOND FUND

                                                                   YEAR ENDED    YEAR ENDED
                                                                SEPTEMBER 30, SEPTEMBER 30,
                                                                         2001          2000
--------------------------------------------------------------------------------------------
From Operations
  Net investment income                                         $  1,809,399   $ 2,246,756
  Net realized gain (loss)                                          (196,131)     (470,444)
  Change in unrealized appreciation (depreciation)                   164,771       159,553
                                                                ------------   -----------
   Increase (decrease) in net assets from operations               1,778,039     1,935,865
                                                                ------------   -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                          (1,786,196)   (2,199,043)
  Retail Class
   Net investment income                                             (16,965)      (47,713)
                                                                ------------   -----------
                                                                  (1,803,161)   (2,246,756)
                                                                ------------   -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                  (20,574,633)    2,816,850
                                                                ------------   -----------
  Total increase (decrease) in net assets                        (20,599,755)    2,505,959
Net Assets
  Beginning of period                                             30,141,533    27,635,574
                                                                ------------   -----------
  End of period                                                 $  9,541,778   $30,141,533
                                                                ============   ===========
Undistributed Net Investment Income (Loss)
  End of period                                                 $     19,329   $    10,549
                                                                ============   ===========

                See accompanying notes to financial statements.

Financial Highlights
SHORT TERM BOND FUND

                                                    INSTITUTIONAL CLASS
                                ----------------------------------------------------------
                                                             NINE MONTHS
                                        YEAR ENDED              ENDED        YEAR ENDED
                                       SEPTEMBER 30,        SEPTEMBER 30,   DECEMBER 31,
                                --------------------------  ------------- ----------------
                                 2001      2000     1999        1998       1997     1996
--------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $ 9.43    $  9.51  $  9.96     $  9.75    $  9.70  $  9.81
                                ------    -------  -------     -------    -------  -------
INCOME FROM INVESTMENT
 OPERATIONS--
  Net investment income
   (loss)                        0.72 (d)    0.64     0.62        0.44       0.61     0.55
  Net realized and unrealized
   gain (loss) on investments    (0.10)     (0.08)   (0.45)       0.21       0.06    (0.11)
                                ------    -------  -------     -------    -------  -------
   Total from investment
    operations                    0.62       0.56     0.17        0.65       0.67     0.44
                                ------    -------  -------     -------    -------  -------
LESS DISTRIBUTIONS--
  Dividends from net
   investment income             (0.72)     (0.64)   (0.62)      (0.44)     (0.62)   (0.55)
                                ------    -------  -------     -------    -------  -------
Net asset value, end of period  $ 9.33    $  9.43  $  9.51     $  9.96    $  9.75  $  9.70
                                ======    =======  =======     =======    =======  =======
Total return (%)(a)                6.7        6.2      1.8         6.8        7.1      4.7
Net assets, end of period (000) $9,542    $29,211  $26,849     $27,288    $18,792  $18,229
Ratio to average net assets:
  Net expenses (%)(b)(c)          0.50       0.44     0.27        0.50       0.50     1.00
  Gross expenses (%)(c)           0.96       0.80     0.87        0.83       1.19     1.17
  Net investment income
   (loss) (%)(c)                  7.65       6.83     6.38        5.94       6.34     5.69
Portfolio turnover rate (%)         75         92       81          47         91      120

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
LOOMIS SAYLES SHORT-TERM BOND FUND

Notes to Financial Statements

SEPTEMBER 30, 2001

1. The Loomis Sayles Short-Term Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a diversified, open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), and organized as a Massachusetts business trust on February 20, 1991. At September 30, 2001, the Trust was composed of eighteen funds ("Funds"). The financial statements of the seventeen remaining Funds are presented separately. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

The Retail Class shares of the Fund were reclassified into Institutional Shares on December 18, 2000, and the Fund ceased offering Retail Class shares.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. Security Valuation| Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or markets where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. Repurchase Agreements| The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

SEPTEMBER 30, 2001

C. Security Transactions, Related Investment Income and Expenses| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all Funds within the Trust on the basis of relative net assets.

D. Federal Income Taxes| The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made. The Fund elected to defer post October 2000 losses of $95,302.

E. Dividends and Distributions to Shareholders| The Fund declares dividends daily and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for capital loss carry forwards, excise tax regulations, and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

2. Portfolio Security Transactions| For the year ended September 30, 2001, the cost of purchases and proceeds from sales and maturities of securities, other than short-term securities and U.S. Government securities, were $5,404,989 and $25,850,373, respectively. The cost of purchases and proceeds from sales and maturities of U.S. Government securities, excluding short-term securities, were $10,907,037 and $13,891,182, respectively.



                                    [Graphic]
LOOMIS SAYLES SHORT-TERM BOND FUND

SEPTEMBER 30, 2001


3. Management Fees and Other Transactions with Affiliates| For the year ended September 30, 2001, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the year ended September 30, 2001 provided for fees at the annual percentage rate of 0.25% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2002, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 0.50% of the Fund's average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignation Group.

The Fund may pay sub-transfer agency fees to brokers and other shareholder representatives with respect to such shares held in omnibus accounts by brokers or representatives for the benefit of their customers. These fees will not exceed the amounts that the Fund would expect to pay to the transfer agent if a transfer agent were to hold their customers' Fund shares directly. As of September 30, 2001, there were no sub-transfer agency and shareholder servicing fees incurred under this agreement.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the year ended September 30, 2001, the Fund incurred $7,982.

A. Trustees Fees and Expenses| The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. Shareholders| At September 30, 2001, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held 243,878 and 181,859, respectively, shares of beneficial interest in the Short-Term Bond Fund.

4. Credit Risk| The Fund may invest up to 20% of its assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than investments in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

SEPTEMBER 30, 2001


5. Line of Credit| The Trust has entered into an agreement which enables each Fund of the Trust to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to a participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.450%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the year ended September 30, 2001, the Fund had no borrowing under the agreement.

6. Capital Share Transactions| The tables below summarize the transactions in Fund shares for the periods indicated:

                                                    LOOMIS SAYLES SHORT-TERM BOND FUND
                                        ----------------------------------------------------------
                                        YEAR ENDED SEPTEMBER 30, 2001  YEAR ENDED SEPTEMBER 30, 2000
                                        ----------------------------   ----------------------------
                                          SHARES           AMOUNT         SHARES          AMOUNT
Institutional Class Shares                ------           ------         ------          ------
Issued from the sale of shares.........  1,490,719      $ 14,020,545    3,247,938     $ 30,520,944
Issued in connection with the
 reinvestment of distributions.........    175,225         1,646,026      210,479        1,973,909
Issued from the closing of retail class
 shares................................    119,542         1,111,741            0                0
Redeemed............................... (3,859,976)      (36,435,463)  (3,185,843)     (29,826,494)
                                         ----------      ------------   ----------     ------------
Net change............................. (2,074,490)     $(19,657,151)     272,574     $  2,668,359
                                         ==========      ============   ==========     ============
                                          SHARES*          AMOUNT*        SHARES          AMOUNT
Retail Class Shares                       -------          -------        ------          ------
Issued from the sale of shares.........     39,812      $    369,918       41,442     $    388,235
Issued in connection with the
 reinvestment of distributions.........      1,057             9,807        4,436           41,651
Redeemed...............................    (19,984)         (185,466)     (29,957)        (281,395)
Redeemed from the closing of
 retail class shares...................   (119,542)       (1,111,741)           0                0
                                         ----------      ------------   ----------     ------------
Net change.............................    (98,657)     $   (917,482)      15,921     $    148,491
                                         ==========      ============   ==========     ============

*The Short-Term Bond Fund Retail Class was liquidated on December 18, 2000.

7. Change in Accounting Principle| In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require funds to amortize premiums and discounts for fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss.

8. Subsequent Event| The Board of Trustees approved the closing of the Fund on or about October 31, 2001. The Fund liquidated and distributed its net assets on October 31, 2001.



                                    [Graphic]
LOOMIS SAYLES SHORT-TERM BOND FUND

Report of Independent Accountants
---------------------------------------------------------

To the Board of Trustees and Shareholders of the Loomis Sayles Short-Term Bond
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Short-Term Bond Fund ("the Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

As described in Note 8, on August 8, 2001, the Board of Trustees voted to liquidate the Fund on or about October 31, 2001.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2001




                                      12